UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ARCONIC INC.

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Arconic (the “Company”) posted the following information to the Company’s Facebook page (https://www.facebook.com/arconic):

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The Company posted the following information to its LinkedIn profile (https://www.linkedin.com/company/arconic):

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The Company sent the following Tweets under the Twitter handle @arconic (https://twitter.com/arconic):

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The Company ran the following advertisements in the Axios Pro Rata email newsletter:

ARCONIC

Who We Are | What We Do | Join Us | Investors | News | Contact

Message to Shareholders | Proxy | Nominees | Get the Facts | Hear from Others | Contact

Keep Arconic Strong. Protect Your Investment.

At Arconic's Annual Meeting on May 16, you will have the opportunity to make an important decision to protect the future value of your investment. You will be asked to elect the directors you believe are most qualified to oversee Arconic. **Your Board—which serves the interests of *all* shareholders—believes that Arconic has the right strategy and the right team to drive future value.** Vote for Arconic's five director nominees and governance proposals on the WHITE proxy card.

Annual Meeting: Tuesday, May 16, 2017 9:00AM EDT
The Performing Arts Center- Purchase College, SUNY- Purchase, NY

ARCONIC BALLOT

VOTE WHITE PROXY CARD

ARCONIC NOMINEES

PROXY STATEMENT

GET THE FACTS

HEAR FROM OTHERS

Latest Message to Shareholders from the Board of Directors

VIEW LETTER

Driving Value Through Focused Execution and Innovation



VIEW PRESENTATION



"Arconic has become a key partner to Airbus for new technologies. What I particularly value is Klaus' deep understanding of the critical levers to support OEM goals. As CEO of Airbus, I fully support his continued leadership of Arconic."

Tom Enders, CEO of Airbus, March 2017

@Arconic

CONTACT INFORMATION

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "guidance," "goal," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic's expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic's strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic's inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic's Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic's consolidated financial information but is not presented in Arconic's financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. ("Arconic") has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for Arconic's 2017 Annual Meeting (the "Definitive Proxy Statement"). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC's website, www.sec.gov. Arconic's shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary's Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic's website at www.arconic.com.


Board Nominees

Arconic's Director Nominees Provide Fresh Perspectives, Critical Skills and Relevant Expertise

Your Board is a powerful advocate for shareholders with a proven track record of delivering value. They have been carefully selected to ensure that their collective expertise incorporates the specific mix of skills required to oversee an advanced manufacturing and technology company of our scale.



Amy E. Alving

Joined November 2016

- Technology leader whose 23-year career spans business, government, defense and academia
- Former CTO of Science Applications International Corporation (SAIC), one of the largest U.S. defense contractors; former Director, Special Projects Office at DARPA, a highly respected agency of the U.S. Department of Defense responsible for the development of emerging technologies for use by the military

Full Biography >

David P. Hess

Joined March 2017

- Numerous leadership roles over a nearly 40-year career with aerospace and defense companies
- Former EVP and Chief Customer Officer for Aerospace at United Technologies Corporation; Former President of Pratt & Whitney

Full Biography >





Klaus Kleinfeld

Joined November 2003; appointed as CEO May 2008

- As the only management representative, provides an important perspective about the business and strategic direction
- Led Alcoa Inc.'s turnaround through the economic recession and collapse of the aluminum market, then executed a successful transformation to launch Arconic and Alcoa Corp.
- 20-year career at Siemens AG and as CEO presided over a dramatic transformation to reshape its portfolio around three high growth areas

Full Biography >

Ulrich Schmidt



Joined February 2016 following nomination by Elliot Management

- Background of over 22 years in the aerospace industry, plus financial management and strategic planning as an executive and director
- Former EVP and CFO of Spirit Aerosystems Holdings, Inc., EVP and CFO of Goodrich Corporation, and Director of Precision Castparts Corporation

Full Biography >



Ratan N. Tata

Joined February 2007

- International business expertise in industries including automotive and steel, and serves on numerous advisory boards including Mitsubishi Corporation, JP Morgan Chase and Rolls Royce
- Chairman of Tata Trusts; former Chairman of the major Tata Group companies, including Tata Motors and Tata Steel

Full Biography >

VOTE WHITE PROXY CARD

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic's consolidated financial information but is not presented in Arconic's financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. ("Arconic") has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for Arconic's 2017 Annual Meeting (the "Definitive Proxy Statement"). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC's website, www.sec.gov. Arconic's shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary's Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic's website at www.arconic.com.

2017 Proxy Statement

Annual Meeting: Tuesday, May 16, 2017 9:00AM EDT
The Performing Arts Center - Purchase College, SUNY - Purchase, NY

Proxy Statement | Meet our Nominees | Annual Report | More Information

VOTE WHITE PROXY CARD

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Proposals:

1
Election of Directors

2
Appointment of Independent Registered Public Accounting Firm

3
Advisory Vote to Approve Executive Compensation

4
Advisory Vote to Approve Frequency of Vote on Executive Compensation

5
Eliminate Supermajority Voting: Fair Price Protection

6
Eliminate Supermajority Voting: Director Elections

7
Eliminate Supermajority Voting: Removal of Directors

8
Eliminate the Classification of the Board of Directors

9
Shareholder Proposal: Elimination of Supermajority Provisions

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "guidance," "goal," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic's expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic's strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic's inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic's Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic's consolidated financial information but is not presented in Arconic's financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. ("Arconic") has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for Arconic's 2017 Annual Meeting (the "Definitive Proxy Statement"). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC's website, www.sec.gov. Arconic's shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary's Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic's website at www.arconic.com.



Hear from Others

"Elliott would like to commend the Board and management team for the significant steps taken to build a better Alcoa Inc. and maximize value for shareholders."

Elliott Presentation to Alcoa | *November 9, 2015*

Since Elliott's praise, shareholder value has increased by an additional 66%

"Alcoa has gone from being an inert, bloated, expensive commodity producer, to a relatively inexpensive efficient maker of aluminum and a hothouse of organic growth ideas to solve unmet needs, especially in the automobile and aerospace industries."

Jim Cramer | *CNBC, April 15, 2015*

"Investments in technology and rate readiness are more important than ever within the supply chains of our growing aviation industry. GE supports Klaus and the Arconic commitment to those priorities and the long-term future of our industry."

David Joyce | *GE Vice Chair and GE Aviation President & CEO, February 2017*

"What I particularly value is Klaus' deep understanding of the critical levers to support OEM goals. As CEO of Airbus, I fully support his continued leadership of Arconic."

Tom Enders | *Chief Executive Officer, Airbus Group, March 2017*

Kleinfeld has "reconstructed the business and changed the culture." ...The partnership now is "one of the best we have with any of our suppliers."

Paul Adams | *Former President and COO of Pratt & Whitney, a division of United Technologies (UTX), July 25, 2015*

"Submitting to the demands of these hedge funds, whose interests likely focus on their short-term returns as opposed to the long-term needs of the business, poses too great a risk for Arconic's employees and other stakeholders, as well as for communities in which Arconic operates."

United Steelworkers/Workers Uniting | *February 10, 2017*

"The split was a crowning achievement for Klaus Kleinfeld, the Alcoa chief executive, who chose to lead Arconic. Mr. Kleinfeld took the reins of Alcoa in 2008 in the depths of the financial crisis when the company was being battered. His long tenure has been focused on rebuilding the aluminum manufacturing business while making a series of purchases to form the newer Arconic."

Steven Davidoff Solomon | *New York Times, February 28, 2017*

"For the past decade, I have had the chance to work closely with Klaus Kleinfeld as he has grown his firm's international partnerships and reestablished its defense business. He has proven himself very adept at building the very senior relationships essential for success … Klaus understands that continuing to invest in R&D to maintain Arconic's technical leadership is key to growth in the face of stiff competition."

William Cohen | *Former U.S. Secretary of Defense, March 2017*

"…some aspects of Elliott's letter [were] "pretty juvenile and petty."

Carol Levenson | *Gimme Credit, February 5, 2017*

"We believe Arconic has the industry leading position in downstream aerospace and has signed over $12 billion in new aerospace contracts over the past 18 months…We believe EBITDA targets provided by ARNC are very achievable in 2017."

Curt Woodworth | *Credit Suisse, December 12, 2016*

"Over the last several years, AA has made a considerable effort to grow its downstream businesses, particularly those exposed to the aerospace market, through both acquisitions and market share gains. At the same time Alcoa has been executing a strategy of rationalization of its upstream cost structure."

Michael Gambardella | *J.P. Morgan, September 28, 2016*

"Elliott's cost forecasts oversimplify Arconic's diverse set of business lines, expenses and end markets."

John Tumazos | *Very Independent Research LLC, February 7, 2017*

"[Kleinfeld] has done a remarkable job of bringing out value by splitting up the commodity business and the proprietary one. And I think that both are on track for good years."

Jim Cramer | *CNBC, March 10, 2017*

Permission to use quotations neither sought nor obtained.

VOTE WHITE PROXY CARD

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "guidance," "goal," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic's expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic's strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic's inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic's Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic's consolidated financial information but is not presented in Arconic's financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. ("Arconic") has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for Arconic's 2017 Annual Meeting (the "Definitive Proxy Statement"). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC's website, www.sec.gov. Arconic's shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary's Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic's website at www.arconic.com.



Get the Facts

The Facts are Clear: Arconic's Track Record is Strong

MARGINS MORE THAN DOUBLED
2008-2016[1]

$13 BILLION IN NEW AEROSPACE CONTRACTS
since 2015

INDUSTRY LEADERSHIP
~80% of 2016 revenue from #1 or #2 market positions

FORTUNE MOST ADMIRED METALS COMPANY
since 2012

SHAREHOLDER VALUE
Since the separation, Arconic has delivered total shareholder return (TSR) of 57%[2], and we are on track to deliver sustained shareholder value over the long term.

7 NEW DIRECTORS SINCE THE BEGINNING OF 2016
Fresh perspectives, critical skills and relevant experience

[1]Based on combined segment adjusted EBITDA margin. Reconciliations of non-GAAP financial measures are included in an attachment to this communication

[2]TSR calculated based on closing price from November 1st, 2016 and March 1st, 2017

Defined Plan for Value Creation

Over the Next Three Years Arconic Plans to:

Grow revenue
7-8% per year[1]

Increase profitability
by expanding margins from 16.6% to ~19%[2]

Reduce Debt
by $1 billion in 2017

Double Free Cash Flow
from ~$350 million to ~$700 million

[1]Compounded annual growth rate from year end 2017 to year end 2019

[2]Adjusted combined segment EBITDA margin expansion 2016A – 2019.

Strong Customer Relationships

Our people make the products that supply industry leaders, including GE, Pratt & Whitney, Boeing, Airbus and Ford

"Investments in technology and rate readiness are more important than ever within the supply chains of our growing aviation industry. GE supports Klaus and the Arconic commitment to those priorities and the long-term future of our industry."
David Joyce | Vice Chair of GE, February 2017

AIRBUS

"Arconic has become a key partner to Airbus for new technologies. What I particularly value is Klaus' deep understanding of the critical levers to support OEM goals. As CEO of Airbus, I fully support his continued leadership of Arconic."
Tom Enders | CEO of Airbus, March 2017

Cutting-Edge Innovation

Investing in R&D for a healthy pipeline of technology to create a successful future



Arconic is capable of producing over 90% of structural and rotating parts in aero engines.



Arconic invented more than 90% of all aluminum alloys that have flown.



47% lighter than steel equivalent, Arconic's Ultra ONE™ with MagnaForce™ alloy wheel is the world's lightest heavy duty truck wheel.



Today, one out of three aluminum doors in North America are Arconic's Kawneer brand.

VOTE WHITE PROXY CARD

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Letters and Press Releases

March 27, 2017

Arconic Highlights Board Strength, Management's Record of Execution and Elliott Management's Misunderstanding of Arconic's Business

March 24, 2017

Arconic Board Affirms: Company has Right Leadership, Right Strategy to Deliver Shareholder Value

March 17, 2017

Letter to Shareholders: Protect the Value of Your Investment

March 13, 2017

Arconic Files Definitive Proxy Materials, Issues Open Letter to Shareholders: Vote the WHITE Proxy Card

March 2, 2017

Independent Directors of Arconic Board Publish New Letter to Shareholders

March 2, 2017

Arconic Announces Appointment of David P. Hess to Board of Directors

February 7, 2017

Arconic Comments on Elliott Management's Multiple Restatements of its Own Financial Analysis

February 6, 2017

Independent Directors of Arconic Board Publish Letter to Shareholders

January 31, 2017

The 12 Independent Directors of Arconic – Three of Whom Were Nominated by Elliott – Support Arconic Management and Klaus Kleinfeld as Chairman and CEO

Presentations and Fact Sheets

March 27, 2017

Driving Value Through Focused Execution and Innovation


Driving Value Through Focused Execution and Innovation
ARCONIC

February 6, 2017

Arconic Information


Arconic Performance
ARCONIC
Margins have more than Doubled
6.9%
16.6%
2008 EBITDA %
2016 EBITDA %
Controlling Costs
$10B+
-30%
1.1%
Stronger Profitability in Every Business
EPS
GRP
TCS
Creation of Aerospace and Automotive Leader
90%
$13B
$1.3B
Unlocking Substantial Value for Shareholders
Alcoa
ARCONIC
19.5%
Increase in ARNC Shareprice
32%
The Arconic Board and Management team are fully focused on Shareholder Value Creation
ARNC

News

February 1, 2017

Klaus Kleinfeld Responds to Elliott Management on CNBC


ARCONIC
24.34
+1.61
[+7.06%]
KLAUS KLEINFELD
ARCONIC CHAIRMAN & CEO
CNBC

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "guidance," "goal," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic's expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic's strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic's inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic's Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic's consolidated financial information but is not presented in Arconic's financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. ("Arconic") has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for Arconic's 2017 Annual Meeting (the "Definitive Proxy Statement"). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC's website, www.sec.gov. Arconic's shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary's Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic's website at www.arconic.com.

Arconic

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If it flies, we're on it! Learn more about Arconic's world-class portfolio and why the current team and strategy are delivering results to shareholders.



ARCONIC
Vote using the WHITE proxy card today.

Keep Arconic Strong

Info for Arconic Shareholders

ARCONIC.COM

Arconic
Promoted

Arconic leadership successfully executed a highly complex separation on time and on budget—all while creating substantial value for shareholders.



Separation launched two strong companies
60%
57%
Total Shareholder Return Since Separation
November 1, 2016–March 1, 2016
18%
19%
Alcoa Inc. Package Value
S&P 500 Industrials
S&P 500 A&D
ARCONIC
Vote using the WHITE proxy card today.

Keep Arconic Strong. Protect Your Investment.

goo.gl

Arconic
Promoted

What do our customers have to say about Arconic's current leadership and strategy? Read for yourself in Arconic's newly filed investor presentation: https://goo.gl/mOXm1q

"Under Klaus Kleinfeld's leadership...Arconic has become a key partner to Airbus for new technologies...As CEO of Airbus, I fully support his continued leadership of Arconic."

-Tom Enders, CEO of Airbus Group

ARCONIC **Vote using the WHITE proxy card today.**

Keep Arconic Strong. Protect Your Investment.

goo.gl

Arconic
@arconic

Elliott Management has previously recognized $ARNC's focus on shareholder value creation. Read more here: goo.gl/mOXm1q

"Elliott would like to commend the Board and management team for the significant steps taken to build a better Alcoa and maximize value for shareholders."

-Elliott presentation to Alcoa, Nov. 9, 2015

ARCONIC

Vote using the WHITE proxy card today.

Arconic
@arconic

$ARNC board spent 100+ hours reviewing Elliott claims. The result? ARNC already has the right team & strategy. Read: goo.gl/mOXm1q


ARCONIC
Vote using the WHITE proxy card today.

A MESSAGE FROM ARCONIC

How the right team and strategy are delivering results



The Arconic leadership team created a world-class portfolio by investing in innovation and enhanced manufacturing capabilities. ***Read why they're the right choice to keep Arconic on a strong path.***

A MESSAGE FROM ARCONIC

Creating value for shareholders every step of the way



Since Arconic's separation from Alcoa through March 1, management has delivered a total shareholder return of 57% and is on track to deliver results over the long term. ***Read why Arconic's board supports current management and strategy.***